2008 USA Truck Analyst Day

Forward-Looking Statement

This information and the statements made at this Analyst Day Conference may contain forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of
1934, as amended. These statements generally may be identified by their use of terms or phrases such as “expects,” “estimates,” “anticipates,” “projects,” “believes,”
“plans,” “intends,” “may,” “will,” “should,” “could,” “potential,” “continue,”
“future,” and terms or phrases of similar substance.  Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  Accordingly, actual results may differ from those set forth in the forward-looking statements.  Readers should review and consider the factors that may affect future results and other disclosures by the Company in its reports, Annual Report on Form
10-K, and other filings with the Securities and Exchange Commission. We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information.  In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this Analyst Day Conference might not occur.

6.5
5.5
3.9
3.2
3.0
1.3
USAK
Asset-Based TL
Asset Based Logistics
TL
Non-Asset Based Logistics
Intermodal

Our Stock is Under-Valued

Price to Book Multiples

As of August 15, 2008

Market Rejected Growth Strategy

USAK is the 2nd fastest growing name in TL Group*over past 10 years
(14.3% revenue CAGR), but…….

  7th out of 9: EBITDA Growth CAGR

  8th out of 9: Average ROCE and ROIC

  2nd Largest Spread:  Revenue CAGR and EBITDA CAGR (850 BPS)

  2nd Largest Spread:  Revenue CAGR and Net Income CAGR (500 BPS)

  Largest Spread:  Revenue CAGR and ROCE (930 BPS)

  Largest Spread:  Revenue CAGR and ROIC (950 BPS)

USAK has the 8thranked 10-year Stock Price CAGR (1.0%)

*CLDN, CVTI, HTLD, JBHT, KNX, MRTN, PTSI, USAK and WERN

Source: SEC Documents and Stephens Inc.

Chairman
Robert M. Powell
Tenure: 49
1,086,900 Shares (9.2%)
President & CEO
Cliff Beckham
Age: 36 Tenure: 15
67,082 Shares (0.6%)
Corporate Strategy
Craig Shelly
Age: 32 Tenure: 9
23,921 Shares (0.2%)
COO
Garry Lewis
Age: 62 Tenure: 34
81,666 Shares (0.7%)
People
Mike Weindel
Age: 39 Tenure: 18
42,056 Shares (0.4%)
CFO
Darron Ming
Age: 34 Tenure: 11
29,540 Shares (0.3%)
Sales
Chad Van Kooten
Age: 40 Tenure: 13
25,255 Shares (0.2%)
Operations
Eric Brown
Age: 41 Tenure: 17
40,463 Shares (0.4%)
HR
Burton Weis
Age: 38 Tenure: 16
30,690 Shares (0.3%)
Safety, Legal
Rodney Mills
Age: 43 Tenure: 5
22,219 Shares (0.2%)

Strong Core

  Customer Base

  Cost Structure

  Service Culture

Price : Book Value
Revenue CAGR
Economic Value-Added

ROC Drives Stock!

Copeland’s Value Mountain

Lane’s Value Mountain

Applied to T&L Industry

Confirms Copeland’s Theory

Revenue Growth Doesn’t Drive Stock Value*

*SEC Documents and Stephens Inc.

10-year Stock Price CAGR:

TL Group = 11.3%, S&P500 = 3.1%

Revenue Growth vs. Stock Price:

Low Correlation (27%)

ROCE vs. Stock Price:

High Correlation (79%)

16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
YTD 2008
WACC
Goal
Return on Capital (ROC)

A New Business Strategy

A Fresh Operating Strategy

Preserve the Core:

  Customer base

  Cost discipline

  Service culture

Trucking Segment:

  Restrict capacity growth

  Expand margin primarily through yield management

   Reduce length of haul (no particular target)

  Increase use of asset-light owner operators (120/4-5%)

Strategic Capacity Solutions (SCS) Segment:

  Aggressive growth in asset-light Brokerage & Intermodal

  Flexible capacity for customers

  Strong return on capital

USA TRUCK

1.0x BV
> 89% O.R.
3.0x BV
89% O.R.
> 4.0x BV
< 89% O.R.

The VEVA*Plan

The Results We’ll Need

Consistent Earnings

Earn our Cost of Capital

Positioned for Long-Term Growth

How We’ll Do It

Culture (Mission, Core Values)

Project Velocity

War on Accidents

Limit Capacity/Yield Management

Cost Management

Expand Owner Operator Fleet

Improve Brokerage Model

Launch Intermodal Model

Project Tech

Project People

The Results We’ll Need

Sustained Earnings Growth > 10%

Positive Economic Value Added

How We’ll Do It

Intermodal Growth

Brokerage Growth

Niche Dedicated Launch

General Freight Acquisitions

Productivity Gains

Share Repurchases/Dividends

August
2007

December
2013

December
2010

Margin Expansion

Earnings Growth

* We call our strategic plan Vision for Economic Value-Added, or VEVA

USA TRUCK
% of Required Velocity
100%
98%
96%
94%
92%
90%
88%
86%
84%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Project Velocity

Performance History

March 22 to
June 30

8.3%
7.3%
7.8%
8.0%
6.9%
7.0%
6.4%
6.2%
5.9%
4.7%
4.4%
4.5%
0.7
0.6
0.7
0.8
0.9
1.1
1.3
0.7
0.7
1.1
1.1
0.9
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
YTD 2007
YTD 2008
Insurance & Claims Expense as a % of Base Revenue
DOT Accidents per Million Miles

The War on Accidents

Insurance & Claims

$1.24
$1.35
$1.38
$1.23
$1.34
$1.32
USAK
Peer A
Peer B
Peer C
Peer D
Peer E

**Asset-based operations only for quarter ended June 30, 2008*

Source: SEC Documents and USA Truck, Inc.

Best-In-Class Cost Structure

Operating Cost per Mile*

150
140
130
120
110
100
90
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Large Truckload
Small Truckload
USAK-Asset Based

** Large and Small Truckload data from ATA Trucking Activity Report*

Yield Management

Base Revenue per Paid Mile (2000 = 100)

4.7%
CAGR

1.1%
CAGR

$2,035.3
$2,686.8
$2,417.5
$1,984.1
$3,398.6
$4,379.6
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

$-
$104.6
$62.5
$145.9
$110.8
$215.5
$304.2
2007
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08

Strategic Capacity Solutions

Freight Brokerage Growth*

Intermodal Growth*

* Base Revenue only (excludes fuel surcharge)

In Thousands

USA TRUCK

TMW SYSTEMS

Microsoft Dynamics

INTEGRATED

COGNOS AN IBM COMPANY

Salesforce

Project Tech

Age

Installed

Developer

Platform

Application

1999

1997

1995

1993

1986

1985

1965

1965

Year

Mainframe

Mainframe

Mainframe

Mainframe

Mainframe

Mainframe

Mainframe

Mainframe

Hardware

11

Custom

Website

13

Custom

Maintenance

9

Custom

Driver Recruiting

15

Custom

Accounts Receivable

22

Custom

Operations

23

Custom

Risk Management

43

3rdParty

Accounting

43

3rdParty

Accounts Payable

Software

Aging Technology Infrastructure

Project People

USAK                             3.2 : 1

Peer Average          3.8 : 1

(USAK’s disadvantage is 126 employees)

Best-in-Class        6.0 : 1

(USAK’s disadvantage is 372 employees)

Driver to Non-Driver Ratio

20%

27%

Less than High School

24%

13%

Bachelor’s degree or higher

National Average

Fort Smith MSA

Education Level

Why Invest In USA Truck?

We have a solid core of
service, cost discipline
and a diverse customer
portfolio.

We have a vision and a
plan to create
shareholder value.

Our stock is trading at
a deep discount to our
industry peers.